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                        SECURITY AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 16, 2002


                     National City Credit Card Master Trust
            ------------------------------------------------------
            (Exact names of registrant as specified in its charter)


       United States                   000-26342               34-0420310
----------------------------    ------------------------    ------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
 of Incorporation)                                        Identification Number)


         1900 East 9th Street
            Cleveland, Ohio                                  44114-3484
----------------------------------------                     ----------
(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code (216) 222-2000


                                       N/A
          -----------------------------------------------------------
          Former Name or Former Address, if Changed Since Last Report
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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.       Not Applicable

Item 2.       Not Applicable

Item 3.       Not Applicable

Item 4.       Not Applicable

Item 5.       Other Events
              -------------

              For the Distribution Date of September 16, 2002, The Bank of New York, as Trustee, made the monthly payments to Certificateholders in the Monthly Certificateholders' Statements.

Item 6.       Not Applicable

Item 7.       Financial Statements and Exhibits.
              ----------------------------------

    (a)       Financial statements of businesses acquired.

              Not applicable

    (b)       Pro forma financial information

              Not applicable

    (c)       Exhibit

              The following is filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

              Exhibit No.                          Description
              -----------                          -----------

                  20.1 Series 2000-1 Monthly Certificateholders' Statement dated September 11, 2002

                  20.2 Series 2001-1 Monthly Certificateholders' Statement dated September 11, 2002

                  20.3 Series 2002-1 Monthly Certificateholders' Statement dated September 11, 2002

Item 8.       Not Applicable

Item 9.       Not Applicable

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL CITY CREDIT CARD MASTER TRUST


                                        By: /s/ William F. Smith
Dated:  September 23, 2002                 -------------------------------------
                                           Name:   William F. Smith
                                           Title:  Administrative Trustee



                                       3
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                                 EXHIBIT INDEX


Exhibit                         Description
-------                         -----------

 20.1      Series 2000-1 Monthly Certificateholders' Statement dated
           September 11, 2002

 20.2      Series 2001-1 Monthly Certificateholders' Statement dated
           September 11, 2002

 20.3      Series 2002-1 Monthly Certificateholders' Statement dated
           September 11, 2002